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EX-99.906 CERT

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer: Continental Assurance Company Separate Account (B)

     In connection with the Report on Form N-CSR of the above-named issuer that is accompanied by this certification, each of the undersigned hereby certifies, to the best of his or her knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the issuer.


Date: September 6, 2005

                                               By: /s/ LYNNE GUGENHEIM
                                               -----------------------
                                               Lynne Gugenheim
                                               Secretary (Principal
                                               Executive Officer)

                                               By: /s/ D. CRAIG MENSE
                                               ----------------------
                                               D. Craig Mense
                                               Executive Vice President and
                                               Chief Financial Officer
                                               (Principal Financial and
                                               Accounting Officer)